UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2007

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in a prospectus of stock plans available to the employees of certain European Economic Area (“EEA”) subsidiaries of Agilent Technologies, Inc. and any future registration statements we may file from time to time.

Transfer of Reportable Segment and Change in Methodology for Market and Sub-Market Data

As previously reported, in the beginning of the third quarter of 2007, we moved our nanotechnology measurement business from our electronic measurement segment to our bio-analytical measurement segment to more closely align with the new materials sciences business in that segment.

In addition, the order and revenue information included in Management’s Discussion and Analysis for the three years ended October 31, 2006, has been adjusted to reflect a new methodology for defining “communications test,” “general purpose test,” “life sciences” and “chemical analysis” as the markets and sub-markets into which our products are sold.

Pursuant to guidance provided by the Securities and Exchange Commission, we have recast in Exhibit 99.1 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended October 31, 2006 (“Annual Report on Form 10-K”), to reflect the changes referenced above: Item 1, “Business,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Financial Statements and Supplementary Data” and Item 15, “Exhibits and Financial Statement Schedules.”  In addition, since it is the subject of the Report of Independent Registered Public Accounting Firm, we have included “Management's Report on Internal Control over Financial Reporting” in Item 8. It has not been changed from the disclosure in the Annual Report on Form 10-K.

Further, we have recast in Exhibit 99.2 filed with this Current Report on Form 8-K the following items that were contained in our Quarterly Report on Form 10-Q for the quarter ended January 31, 2007 (“First Quarter Report”) to reflect the changes referenced above: Item 1, “Condensed Consolidated Financial Statements (Unaudited)” and Item 2 “Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Unaudited).”  We have also recast in Exhibit 99.3 filed with this Current Report on Form 8-K the following items that were contained in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2007 (“Second Quarter Report”) to reflect the changes referenced above: Item 1, “Condensed Consolidated Financial Statements (Unaudited)” and Item 2 “Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Unaudited).”

This filing does not reflect any subsequent information or events other than adjustments to reflect the updated segment information in conjunction with the change in business structure and the change in methodology for defining the markets and sub-markets for our products as specifically described above. The recast included in the exhibits to this Current Report on Form 8-K reflect changes to the Annual Report on Form 10-K, First Quarter Report and Second Quarter Report as a result of the change in business structure and the change in methodology for defining the markets and sub-markets for our products as specifically described above.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1

Business, Management’s Discussion and Analysis of Financial Condition and Result of Operations and Audited Consolidated Financial Statements of Agilent Technologies, Inc. as of October 31, 2006 and October 31, 2005 and for each of the three years in the period ended October 31, 2006, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated October 11, 2007 and Management’s Report on Internal Control over Financial Reporting.

99.2

Condensed Consolidated Financial Statements (Unaudited) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Unaudited) as of January 31, 2007 and for the quarter ended January 31, 2007.

99.3

Condensed Consolidated Financial Statements (Unaudited) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Unaudited) as of April 30, 2007 and for the quarter ended April 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Marie Oh Huber
	Name:	Marie Oh Huber
	Title:	Vice President, Deputy General Counsel and
Assistant Secretary

Date: October 11, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1

Business, Management’s Discussion and Analysis of Financial Condition and Result of Operations and Audited Consolidated Financial Statements of Agilent Technologies, Inc. as of October 31, 2006 and October 31, 2005 and for each of the three years in the period ended October 31, 2006, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated October 11, 2007 and Management’s Report on Internal Control over Financial Reporting.

99.2

Condensed Consolidated Financial Statements (Unaudited) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Unaudited) as of January 31, 2007 and for the quarter ended January 31, 2007.

99.3

Condensed Consolidated Financial Statements (Unaudited) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Unaudited) as of April 30, 2007 and for the quarter ended April 30, 2007.